JAMES MARKET NEUTRAL FUND Ticker: JAMNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated May 23, 2011, are incorporated by reference into this Summary Prospectus. For a free paper or electronic copy of the Fund’s prospectus and other information, go to www.jamesfunds. com/Prospectus.aspx, call 1-800-99 JAMES (1-800-995-2637), email a request to Info@jamesfunds.com or ask any financial intermediary who offers shares of the Fund.

2	JAMES MARKET NEUTRAL
Ticker: JAMNX

INVESTMENT OBJECTIVE

James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.66%
Distribution (12b-1) Fees	0.25%
Other Expenses
Dividend Expenses on Securities Sold Short	0.65%
Remainder of Other Expenses	0.04%
Total Other Expenses	0.69%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	2.62%

1	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Market Neutral Fund:	$265	$814	$1,389	$2,950

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to limit market risk (the effects of general market movements on the Fund’s performance) by using a market neutral strategy. The Fund primarily invests in foreign and domestic equity securities (“long positions”) that its investment adviser believes are undervalued and more likely to appreciate and, at the same time, sells short equity securities (“short positions”) that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities when the Fund holds short positions in financial sector stocks and the Adviser expects interest rates to fall, and may take short positions in fixed income securities when the Fund holds long positions in financial sector stocks and the Adviser expects interest rates to rise.

The Fund will hold approximately equal long and short positions. However, over time the positions can become unequal to a significant degree. The Adviser will rebalance the long and short positions to maintain a market neutral exposure when the imbalance reaches pre-established thresholds.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities, and fixed income securities that the Fund will principally invest in are U.S. government securities and/or investment grade corporate bonds, and ETFs that invest primarily in such securities. A significant portion of the Fund’s long positions and short positions may be invested in small capitalization stocks.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk: The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

4	JAMES MARKET NEUTRAL
Ticker: JAMNX

Management Risk: Although the Adviser attempts to use a market neutral strategy to limit market risk for the Fund, the strategy is dependent upon the Adviser’s judgments in selecting securities that are more likely to appreciate (for long positions) and securities that are more likely to depreciate (for short positions). The Adviser’s judgments about the attractiveness, value and potential appreciation (or depreciation) of a particular asset class or individual security in which the Fund invests (or which the Fund sells short) may prove to be incorrect. If the Adviser does not correctly identify undervalued and/or overvalued securities, the Fund may experience losses regardless of the overall performance of the market, and it is possible that the Fund will be more volatile than the market. There is no assurance that the Adviser will be able to maintain a portfolio for the Fund that effectively is market neutral, or that the Adviser will be able to limit market risk for the Fund.

Short Selling Risk: The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request that securities sold short be returned to the lender on short notice, in which case the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security. In strong “bull” markets, when the prices of nearly all stocks are rising regardless of the underlying value of the companies, the Fund is expected to underperform the general markets because the Fund’s short positions will likely lose money.

Sector Risk: Securities within the same group of industries may decline in price (or increase in price) due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets (or sells short a significant portion of the Fund’s assets) in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse (or favorable) market conditions and/or increased (or decreased) competition affecting that market segment. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Small Cap Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Exchange Traded Fund Risk: An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Portfolio Turnover Risk: The Fund will likely have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability. Industry practice is to calculate the turnover ratio only on the Fund’s long portfolio. If short positions were also included in this calculation, the Fund’s turnover ratio would likely be higher.

PERFORMANCE

The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

6	JAMES MARKET NEUTRAL
Ticker: JAMNX

Annual Total Return (Years ended December 31):

Best Quarter	1st Quarter 2005	6.72%
Worst Quarter	2nd Quarter 2009	-9.17%

The Fund’s year-to-date return as of September 30, 2010 was -6.34%

Average Annual Total Returns (as of December 31, 2009)

James Market Neutral Fund	One Year	Five Years	Ten Years
Return Before Taxes	-17.78%	-2.20%	1.89%
Return after Taxes on Distributions	-17.78%	-2.58%	1.53%
Return after Taxes on Distributions and Sale of Fund Shares	-11.56%	-2.01%	1.43%
90-Day Treasury Bill Index
(reflects no deduction for fees, expenses or taxes)	0.21%	3.02%	2.99%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). When the “Return After Taxes on Distributions and Sale of Fund Shares” is higher than “Return Before Taxes”, it is because of realized losses. If a capital loss occurs upon the redemption of a Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

PORTFOLIO MANAGEMENT

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD Portfolio Manager Since 1998	Barry James, CFA, CIC Portfolio Manager Since 1998	Ann M. Shaw, CFP Portfolio Manager Since 1998	Thomas L. Mangan Portfolio Manager Since 1998

David W. James, CFA Portfolio Manager Since 1998	R. Brian Culpepper Portfolio Manager Since 1998	Brian Shepardson, CFA CIC Portfolio Manager Since 2001

BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$2,000	None
$500 (tax-deferred accounts)

You can buy and redeem shares of the Fund on any day the NYSE is open for business by calling 1-800-99JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; or via the Fund’s website at www.jamesfunds.com; through a financial intermediary that has established an agreement with the Fund’s distributor; or if you are a client of the Adviser.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

POTENTIAL CONFLICTS OF INTEREST

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.